EXHIBIT 10.28

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION AVAILABLE UNDER SUCH ACT AND, IF REQUESTED, DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS EFFECTIVE OR IS NOT REQUIRED.

                                TRUEYOU.COM, INC.

                                     WARRANT

                                TO PURCHASE STOCK

Certificate Number:                                    Dated:  December 20, 2005


         For value received, _______________ (the "Investor"), and his registered assigns are entitled to purchase from Trueyou.com, Inc., a Delaware corporation (together with its successors and assigns, the "Company"), at any time and from time to time after the date of this Warrant and prior to 5:00 p.m., New York time, on the Expiration Date (as defined in Section 3.1 below), at the purchase price per share equal to the Warrant Price (as hereinafter defined and subject to adjustment as provided herein), the Warrant Shares (as hereinafter defined and subject to adjustment as provided herein). Certain terms used but not defined elsewhere herein have the meanings assigned to them in
Section 17 below.

         This Warrant is being issued to the holder in accordance with a Share Exchange Agreement of even date herewith among the Company, the Investor and others.

         Section 1. Transferability of Warrants.
                    ---------------------------

         1.1 Warrant Register and Registration. The Secretary of the Company shall keep or cause to be kept at the office of the Company books for the registration and transfer (the "Warrant Register") of this Warrant certificate (this "Warrant") and any other Warrant certificate issued in substitution for this Warrant (collectively, including this Warrant certificate, the "Warrants"). The Warrants shall be numbered and shall be registered in the Warrant Register as they are issued. The Company and the Secretary of the Company shall be entitled to treat the person in whose name this Warrant is registered on the Warrant Register as the owner in fact for all purposes of each Warrant registered in such person's name (each registered owner is herein referred to as a "holder" of such Warrant) and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person.

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         1.2 Transfer.  Subject to compliance with applicable  securities  laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Assignment attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor's counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company will, subject to the terms of Section 6 (including the payment of any applicable transfer taxes by the Transferor), issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form.

         1.3 Form of Warrant. The Warrants shall be of like tenor to this certificate.

         Section 2. Exchange of Warrants. Each Warrant may be exchanged at the option of the holder thereof for another Warrant or Warrants entitling the holder thereof to purchase a like aggregate number of Warrant Shares as the Warrant or Warrants surrendered then entitle such holder to purchase. Any holder desiring to exchange a Warrant or Warrants shall make such request in writing delivered to the Secretary of the Company at the principal executive office of the Company, together with surrender of the Warrant or Warrants to be so exchanged, properly endorsed. Thereupon, a new Warrant or Warrants, as the case may be, as so requested, shall be delivered to the person entitled thereto.

         Section 3. Term of Warrants; Exercise of Warrants; Distributions.

                    -----------------------------------------------------

         3.1 Term of Warrants; Conversion to Common Stock Purchase Warrant. Each holder shall have the right, at any time before 5:00 p.m., New York time, on June 30, 2013, or, if such date is not a Business Day, the next Business Day (the "Expiration Date") to purchase from the Company fully paid and nonassessable Warrant Shares. This Warrant shall initially be exercisable for the purchase of the Preferred Warrant Shares. Upon the Automatic Conversion Date, this Warrant shall no longer be exercisable for the Preferred Warrant Shares, but shall be exercisable for the Common Warrant Shares.

         3.2 Exercise of Warrants.

             --------------------

         (a) A Warrant may be exercised upon surrender to the Company, in care of the Secretary of the Company, of the Warrant to be exercised, together with the duly completed and signed form of Election to Purchase in the form attached hereto, together with either (i) payment to the Company of the Warrant Price for the number of Warrant Shares in respect of which such Warrant is then being exercised or (ii) from and after the Automatic Conversion Date only, surrender of such Common Warrant in exchange for a number of Common Warrant Shares equal to the product of (x) the number of Common Warrant Shares as to which such Warrant is then being exercised, multiplied by (y) a fraction, the numerator of which is the Average Market Price per share of Common Stock minus the Warrant Price and the denominator of which is the Average Market Price per share of Common Stock (with respect to any Warrant exercised pursuant to this Section 3.2(a)(ii), the sum of the aggregate number of shares issued upon such exercise and the aggregate number of Warrant Shares so surrendered shall in no event exceed the aggregate number of Warrant Shares as to which such Warrant is then being exercised). Payment of the aggregate Warrant Price upon exercise pursuant to
Section 3.2(a)(i) shall be made by delivery of a good check to the principal executive office of the Company or (if approved by the Company) by wire transfer of immediately available funds in accordance with written wire transfer instructions to be provided by the Company.

         (b) Subject to Section 5, upon such surrender of the Warrant and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the holder, and in such name or names as the holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of such Warrants, together with a check or cash in respect of any fraction of a share of Common Stock or Preferred Stock, as the case may be, otherwise deliverable upon such exercise, as provided in Section 5. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named thereon shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Warrant Price.

         (c) The rights of purchase represented by the Warrant shall be exercisable, at the election of the holders thereof, either in full or from time to time in part. If a Warrant is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the Expiration Date, a new Warrant of like tenor exercisable for the remaining Warrant Shares will be issued, and the Company shall deliver the new Warrant pursuant to the provisions of this Section 3.2.

         Section 4. Adjustment of Warrant Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as hereinafter described.

         4.1 Mechanical Adjustments. The number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price payable in connection therewith shall be subject to adjustment from time to time as follows:

         (a) If the Company shall at any time prior to the Automatic Conversion Date while this Warrant is outstanding pay a dividend on the Preferred Stock in shares of the Preferred Stock (including, if applicable, in shares of Preferred Stock held by the Company in treasury or by a Subsidiary), subdivide or split its outstanding shares of Preferred Stock into a larger number of shares or combine its outstanding shares of Preferred Stock into a smaller number of shares or otherwise effect a reclassification or recapitalization of the Preferred Stock, then, in each such case, the number of Preferred Warrant Shares thereafter issuable upon exercise of this Warrant shall be adjusted so that this Warrant shall thereafter be exercisable for the number of Preferred Warrant Shares equal to the number of shares of Preferred Stock which the holder would have held after the occurrence of any of the events described above had this Warrant been exercised in full immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 4.1(a) shall become effective retroactively to the related record date in the case of a dividend and shall become effective on the related effective date in the case of a subdivision, split, combination, reclassification or recapitalization. This Section 4.1(a) (and the related

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Sections  4.1(d) and 4.1(g)) shall apply only prior to the Automatic  Conversion
Date and shall have no force or effect from and after the Automatic Conversion Date.

         (b) If the Company shall at any time from and after the Automatic Conversion Date while this Warrant is outstanding pay a dividend on the Common Stock in shares of the Common Stock (including, if applicable, in shares of Common Stock held by the Company in treasury or by a Subsidiary), subdivide or split its outstanding shares of Common Stock into a larger number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or otherwise effect a reclassification or recapitalization of the Common Stock, then, in each such case, the number of Common Warrant Shares thereafter issuable upon exercise of this Warrant shall be adjusted so that this Warrant shall thereafter be exercisable for the number of Common Warrant Shares equal to the number of shares of Common Stock which the holder would have held after the occurrence of any of the events described above had this Warrant been exercised in full immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 4.1(b) shall become effective retroactively to the related record date in the case of a dividend and shall become effective on the related effective date in the case of a subdivision, split, combination, reclassification or recapitalization. This Section 4.1(b) (and the related Sections 4.1(e) and 4.1(f)) shall apply only from and after the Automatic
Conversion Date and shall have no force or effect prior to the Automatic Conversion Date.

         (c) All calculations under this Section 4 shall be made to the nearest one-thousandth of a share of Common Stock or Preferred Stock, as the case may be.

         (d) Whenever the number of Preferred Warrant Shares issuable upon the exercise of this Warrant is adjusted or readjusted pursuant to Section 4.1(a) above, the Preferred Warrant Price payable upon exercise of this Warrant shall be adjusted or readjusted by multiplying such Preferred Warrant Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Preferred Warrant Shares purchasable upon the exercise of this Warrant immediately preceding such adjustment, and the denominator of which shall be the number of Preferred Warrant Shares so purchasable immediately thereafter.

         (e) Whenever the number of Common Warrant Shares issuable upon the exercise of this Warrant is adjusted or readjusted pursuant to Section 4.1(b) above, the Common Warrant Price payable upon exercise of this Warrant shall be adjusted or readjusted by multiplying such Common Warrant Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Common Warrant Shares purchasable upon the exercise of this Warrant immediately preceding such adjustment, and the denominator of which shall be the number of Common Warrant Shares so purchasable immediately thereafter.

         (f) For all purposes of this Warrant, the terms "Common Stock" and "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company, par value $0.001 per share at the date of this Warrant or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to Section 4.1 (b) above, the holder shall become entitled to receive any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant and the

Warrant Price shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Warrant Shares contained in Section 4.1(b) above, and the provisions of Sections 4.2, 4.3, 4.4 and 4.5, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other shares.

         (g) For all purposes of this Warrant, the terms "Preferred Stock" and "shares of Preferred Stock" shall mean (i) the class of stock designated as the Series B Convertible Preferred Stock of the Company, par value $0.001 per share at the date of this Warrant or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to Section 4.1 (a) above, the holder shall become entitled to receive any shares of the Company other than shares of Preferred Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Warrant Shares contained in Section 4.1(a) above, and the provisions of Sections 4.2, 4.3, 4.4 and 4.5, inclusive, with respect to the Warrant Shares, shall apply on like terms to any such other shares.

         4.2 Time of  Adjustments.  Except as  otherwise  expressly  provided in
Section 4.1, each adjustment required by Section 4.1 shall be effective as and when the event requiring such adjustment occurs.

         4.3 Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Warrant Price is adjusted as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to each holder, a certificate of an officer of the Company setting forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Warrant Price after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

         4.4 No Adjustment for Dividends. Except as provided in Section 4.1, no adjustment shall be made during the term of this Warrant or upon the exercise of this Warrant in respect of any dividends declared or paid on the Common Stock or the Preferred Stock.

         4.5 Statement on Warrants. Irrespective of any adjustments in the Warrant Price or the number or kind of shares purchasable upon the exercise of Warrants, Warrants theretofore or thereafter issued may continue to express the same Warrant Price and number and kind of shares issuable upon exercise of this Warrant as are stated in the initial Warrant.

         Section 5. Fractional Interests. No fractional Warrant Shares shall be issued upon the exercise of Warrants, but in lieu thereof the Company shall pay therefor in cash an amount equal to the product obtained by multiplying the Closing Price per Warrant Share on the Trading Day immediately preceding the date of exercise of the Warrant times such fraction. If more than one Warrant certificate shall be presented for exercise at the same time by the same holder, the number of full Warrant Shares that shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of all Warrants so exercised.

         Section 6. Taxes. The Company shall pay any and all issue and other taxes that may be payable in respect of any issue or delivery of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes that may be payable in respect of any transfer involved in the issue or delivery of any Warrant or certificates for Warrant Shares in a name other than that of the registered holder of such Warrant, and no such issue or delivery shall be made unless and until the person requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

         Section 7. Reservation of Warrant Shares; Valid Issuance.
                    ---------------------------------------------

         7.1 Reservation of Warrant Shares. There have been reserved, and the Company shall at all times reserve and keep available, out of its authorized and unissued Common Stock from and after the Automatic Conversion Date, or Preferred Stock prior to the Automatic Conversion Date, solely for the purpose of effecting the exercise of the Warrants, the number of shares of Common Stock or Preferred Stock, as applicable, that shall from time to time be sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrants. All Warrants surrendered in the exercise of the rights thereby evidenced shall thereupon be cancelled by the Company and retired. Promptly after the Expiration Date, the Secretary of the Company shall certify to the Company the aggregate number of Warrants then outstanding, and thereafter no shares of Common Stock or Preferred Stock, as applicable, shall be subject to reservation in respect of such Warrants. The Company shall from time to time take all necessary actions, in accordance with the laws of the State of Delaware, to increase the authorized amount of its Common Stock or Preferred Stock, as applicable, if at any time the number of shares of Common Stock or Preferred Stock, as applicable, remaining unissued shall not be sufficient to permit the exercise of all the then outstanding Warrants.

         7.2 Valid Issuance. All shares of Common Stock, Preferred Stock or other securities issued upon exercise of the Warrants will, upon issuance in accordance with the terms hereof, be validly issued, fully paid and nonassessable, free from all liens, charges, security interests and encumbrances created by the Company with respect to the issuance and delivery thereof.

         Section 8. Mutilated or Missing Warrants. If any Warrant certificate shall be mutilated, lost, stolen or destroyed and the Company shall receive evidence thereof and (except with respect to mutilated Warrant certificates returned to the Company) indemnity reasonably satisfactory to it, then the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest. An applicant for such a substitute Warrant shall comply with such other reasonable requirements and pay such reasonable charges as the Company may prescribe, including, without limitation, the execution and delivery of a lost warrant affidavit and indemnification agreement in a form reasonably satisfactory to the Company and its counsel.

         Section 9. No Rights as Stockholder. Except as provided in the last sentence of Section 3.2(b) hereof, nothing contained in this Warrant or in any of the Warrants shall be construed as conferring upon the holder or its transferee the right to vote or to receive dividends or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company.

         Section 10. Notice to Holders. At any time prior to the expiration of the Warrants and prior to their exercise, if any of the following events shall occur:

               (i) the Company shall declare any dividend or other distribution on the Common Stock (other than a stock split by way of a stock dividend);

               (ii) the Company shall take a record of the holders of Common Stock for the purpose of entitling them to subscribe for or purchase shares of Common Stock; or

               (iii) the Company shall propose any (A) capital reorganization, recapitalization, subdivision or reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value or from no par value to par value), (B) exchange or conversion of the Common Stock for or into securities of another corporation or other entity, (C) consolidation or merger of the Company with or into any other person (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) or (D) sale, lease or other conveyance of all or substantially all of the assets of the Company;

then the Company shall give notice in writing of such event to the holders at least 15 Business Days prior to (x) the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend or other distribution or subscription rights, (y) the date on which such repurchase is authorized by the Board of Directors of the Company or
(z) the date fixed for the determination of stockholders entitled to vote on such proposed reorganization, recapitalization, subdivision or reclassification, exchange, conversion, consolidation, merger, sale, lease or other conveyance. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice.

         Section 11. Notices. All notices and other communications required or permitted to be given with respect to the Warrants shall be in writing signed by the sender, and shall be considered given: (w) on the date delivered, if personally delivered; (x) on the date sent by telecopier with automatic confirmation of the transmitting machine showing the proper number of pages were transmitted without error; (y) on the Business Day after being sent by Federal Express or another recognized overnight delivery service in time for and specifying next day or next business day delivery; or (z) five Business Days after mailing, if mailed by United States postage-paid certified or registered mail, return receipt requested, in each instance referred to in the preceding clauses (x) through (z) only if all delivery charges are pre-paid. Each such notice or other communication shall be given to the holder at the address in the Warrant Register and to the Company at its principal executive office.

         Section 12. No Waivers; Remedies. Prior to the Expiration Date, no failure or delay by any holder in exercising any right, power or privilege with respect to the Warrants shall operate as a waiver of the right, power or privilege. A single or partial exercise of any right, power or privilege shall not preclude any other or further exercise of the right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in the Warrants shall be cumulative and not exclusive of any rights or remedies provided by law.

         Section 13. Amendments. No amendment, modification, termination or waiver of any provision of the Warrant, and no consent to any departure from any provision of the Warrant, shall be effective unless it shall be in writing and signed and delivered by the Company and the holder, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

         Section 14. Governing Law. The Warrants shall be governed by and construed in accordance with the laws of the state of Delaware that apply to contracts made and performed entirely within such state.

         Section 15. Severability of Provisions. Any provision of the Warrants that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of the Warrants or affecting the validity or enforceability of the provision in any other jurisdiction.

         Section 16. Headings and References. Headings in the Warrants are included for the convenience of reference only and do not constitute a part of the Warrants for any other purpose. References to sections in the Warrant are references to the sections of the Warrant, unless the context shall require otherwise.

         Section 17. Definitions. For purposes of this Warrant, the following terms have the following meanings:

         (a) "Average Market Price" per share of Common Stock on any date means the average of the daily Closing Prices for the 15 consecutive Trading Days commencing 20 Trading Days before such date.

         (b) "Automatic Conversion Date" means the time at which the shares of Preferred Stock are automatically converted into Common Stock pursuant to the Certificate of Designation.

         (c) "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

         (d) "Certificate of Designation" means the Designations of Rights and Preferences of Series B Convertible Preferred Stock of the Company.

         (e) "Closing Price" means, as applied to shares of any class of stock on any date, the last reported sales price, regular way, per share of such shares on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in each case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if shares of such stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of such stock are listed or admitted to trading, or, if the shares of such stock are not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, in either case as reported by the National Association of Securities Dealers, Inc. or, if not so reported, as reported by any similar interdealer system selected by the Board of Directors of the Company then in general use, or, if on any such date the shares of stock are not quoted or reported by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the shares of stock selected by the Board of Directors of the Company. If any such class of stock is not publicly held or so listed or publicly traded, "Market Price" means the fair market value per share as determined in good faith by the Board of Directors of the Company.

         (f) "Common Warrant Price" means, in respect of a share of Common Stock at any date herein specified, from and after the Automatic Conversion Date, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. Unless and until the Common Warrant Price is adjusted pursuant to the terms herein, the initial Common Warrant Price per share of Common Stock shall be an amount equal to (x) the Preferred Warrant Price immediately prior to the Automatic Conversion Date divided by (y) the Conversion Ratio as of the Automatic Conversion Date.

         (g) "Common Warrant Shares" means a number of shares of Common Stock to be purchased upon the exercise hereof from and after the Automatic Conversion Date, subject to adjustment as provided herein, initially equal to (x) the number of shares of Preferred Warrant Shares issuable upon exercise hereof immediately prior to the Automatic Conversion Date multiplied by (y) the Conversion Ratio as of the Automatic Conversion Date.

         (h) "Conversion Ratio" shall have the meaning assigned to such term in the Certificate of Designation.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (j) "group" means a "group" within the meaning of Rule 13d-5(b) promulgated under the Exchange Act.

         (k) "person" means a "person" within the meaning of Section 3(a)(9) of the Exchange Act.

         (l) "Preferred Warrant Price" means, in respect of a share of Preferred Stock at any date herein specified, prior to the Automatic Conversion Date, the price at which a share of Preferred Stock may be purchased pursuant to this Warrant on such date. Unless and until the Preferred Warrant Price is adjusted pursuant to the terms herein, the initial Preferred Warrant Price shall be $8.518 per share of Preferred Stock.

         (m) "Preferred Warrant Shares" means, the ___________ shares of Preferred Stock to be purchased upon the exercise hereof prior to the Automatic Conversion Date, subject to adjustment as provided herein.

         (n) "Trading Day" means, as applied to any class of stock, any day on which the New York Stock Exchange or, if shares of such stock are not listed or admitted to trading on the New York Stock Exchange, the principal national securities exchange on which the shares of such stock are listed or admitted for trading or, if the shares of such stock are not listed or admitted for trading on any national securities exchange, The Nasdaq National Market or The Nasdaq SmallCap Market, as the case may be, or, if the shares of such stock are not included therein, any similar interdealer system then in general use in which the shares of such stock are included, is open for the trading of securities generally and with respect to which information regarding the sale of securities included therein, or with respect to which sales information is reported, is generally available.

         (o) "Warrant Price" means, in respect of a share of Warrant Stock at any date herein specified, the price at which a share of Warrant Stock may be purchased pursuant to this Warrant on such date. The Warrant Price shall be equal to the Preferred Warrant Price at any time prior to the Automatic Conversion Date and Common Warrant Price from and after the Automatic Conversion Date.

           (p) "Warrant Shares" means, prior to the Automatic Conversion Date, the shares of Preferred Warrant Shares to be purchased upon the exercise hereof and, from and after the Automatic Conversion Date, the shares of Common Warrant Shares to be purchased upon the exercise hereof.

                      [The next page is the signature page]

         The Company has executed and delivered this Warrant as of the date set forth above.

                                     TRUEYOU.COM, INC.


                                     By: /s/ Alan Gelband

                                        -----------------------------------
                                        Name: Alan Gelband
                                        Title: Chief Executive Officer

                                TRUEYOU.COM, INC.

                              Election to Purchase

|_| [Check this box if this Warrant is being exercised pursuant to Section 3.2(a)(i).] The undersigned hereby irrevocably elects to exercise the right to purchase _____ shares of [Common Stock][Preferred Stock] covered by this Warrant according to the conditions hereof and herewith makes payment of the Warrant Price for such number of shares in full.

|_| [Check this box if this Warrant is being exercised pursuant to Section 3.2(a)(ii) from and after the Automatic Conversion Date.] The undersigned hereby irrevocably elects to exercise the right to purchase _____ shares of Common Stock covered by this Warrant according to the conditions hereof and herewith surrenders an aggregate of _____ Warrant Shares (which such number of Warrant Shares is computed in accordance with Section 3.2(a)(ii) of this Warrant).

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for and to purchase thereunder, shares of the stock provided for herein, and requests that certificates for such shares be issued in the name of:

              ----------------------------------------------------

              ----------------------------------------------------
              (Please Print Name, Address and Social Security No.)


and, if said number of shares shall not be all the shares purchasable thereunder, that a new Warrant certificate for the balance remaining of the shares purchasable under the within Warrant certificate be registered in the name of the undersigned holder of this Warrant or the holders' assignee as below indicated and delivered to the address stated below.

Date: ________, 20__.

Name of holder of this Warrant or Assignee: ______________________
                           (Please Print)

Address:

        ---------------------------------------------
        ---------------------------------------------

Signature:

          ---------------------------


Note: The above signature must correspond with the name as written upon the face
of  this  Warrant   certificate  in  every  particular   without  alteration  or
enlargement or any change whatever unless this Warrant has been assigned.

Signature Guaranteed:

                     ---------------------------

                                   ASSIGNMENT

                 (To be signed only upon assignment of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[--------------------------] ------------------------

-------------------------------------

the right to purchase an aggregate of _____________(__________) shares of [Common Stock][Warrant Stock] to which this Warrant are subject, and do hereby irrevocably constitute and appoint

----------------------------

attorney to transfer said Warrant on the books of the Company, with full power of substitution in the premises.

DATED: ______, 20_.

Signature of Registered holder:________________

Note: The above signature must correspond with the name as written upon the face
of  this  Warrant   Certificate  in  every  particular   without  alteration  or
enlargement or any change whatever unless this Warrant has been assigned.

Signature Guaranteed: _____________________